                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                    VASCO DATA SECURITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  [VASCO LOGO]

             [LETTERHEAD OF VASCO DATA SECURITY INTERNATIONAL, INC.]

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001


To the Stockholders of
VASCO Data Security International, Inc.:

     The Annual Meeting of Stockholders of VASCO Data Security International, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 12, 2001 at 10:00 a.m., local time, at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181 for the following purposes, as described in the Proxy Statement accompanying this Notice:

     1. To elect seven (7) directors to serve on the Company's Board of Directors;

     2. To consider, approve and ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting.

     Only stockholders of record on April 29, 2001 are entitled to notice of and to vote at the Annual Meeting. Further information as to the matters to be considered and acted upon at the Annual Meeting can be found in the accompanying Proxy Statement.


                                 By Order of the Board of Directors,

                                 /s/ Dennis D. Wilson

                                 Dennis D. Wilson
                                 Secretary

Oakbrook Terrace, Illinois
April 30, 2001

YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

             [LETTERHEAD OF VASCO DATA SECURITY INTERNATIONAL, INC.]

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001

                                 ---------------

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished by the Board of Directors of VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 (the "Company"), in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Tuesday, June 12, 2001 at 10:00 a.m., local time, at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, and at any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the accompanying form of proxy are being mailed to stockholders of the Company commencing on or about April 30, 2001. Holders of record of the Company's common stock (the "Common Stock") at the close of business on April 29, 2001 will be entitled to one vote for each share held on all matters to come before the meeting.

If the accompanying form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the instructions specified therein. In the absence of instructions to the contrary, such shares will be voted "FOR" each of the proposals set forth in this Proxy Statement. Any stockholder executing a proxy has the power to revoke it at any time before it has been voted at the Annual Meeting by delivering written notice to the Secretary of the Company, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be delivered to VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention:
Secretary, or hand delivered to the Secretary, before the closing of the polls at the Annual Meeting.

                               THE ANNUAL MEETING

MATTERS TO BE CONSIDERED

The Annual Meeting has been called to (i) elect seven (7) directors to serve on the Company's Board of Directors; (ii) consider, approve and ratify the action of the Board of Directors in appointing KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and (iii) transact such other business as may properly come before the Annual Meeting.

VOTING AT THE ANNUAL MEETING

A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Holders of record of the Common Stock at the close of business on April 29, 2001 are entitled to notice of and to vote at the Annual Meeting. As of April 29, 2001, there were 28,255,459 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote in the election at the Annual Meeting will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting.

Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Similarly, stockholders may vote in favor of, against or abstain from voting with respect to the proposal to ratify the appointment of the Company's independent auditors. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered "votes cast," are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the Annual Meeting. Abstentions will have the effect of a vote against the proposal being considered.

If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, (b) FOR the approval and ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and (c) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

                                  ANNUAL REPORT

The Company's annual report to stockholders for the fiscal year ended December 31, 2000 has been included in the mailing of this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material. THE ANNUAL REPORT INCLUDES, AMONG OTHER INFORMATION, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000; ADDITIONAL COPIES OF THE FORM 10-K WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO VASCO DATA SECURITY INTERNATIONAL, INC., 1901 SOUTH MEYERS ROAD, SUITE 210, OAKBROOK TERRACE, ILLINOIS 60181, ATTENTION: DENNIS D. WILSON.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of March 31, 2001 for each person or entity who is known to the Company to beneficially own five percent or more of the Common Stock. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.


   CLASS OF          NAME AND ADDRESS OF           AMOUNT AND NATURE OF
  SECURITIES          BENEFICIAL OWNER             BENEFICIAL OWNERSHIP         PERCENT OF CLASS
  ----------          ----------------             --------------------         ----------------
                   T. Kendall Hunt
                   1901 S. Meyers Road
    Common         Suite 210                           10,081,475(1)                 35.680%
                   Oakbrook Terrace, IL 60181

                   L&H Investment Company
    Common         St. Krispijnstraat 7                 1,928,572                     6.825%
                   B-8900 Ieper, Belgium

(1) Includes 200,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt's spouse, as to which shares Mr. Hunt disclaims beneficial ownership.

The table below sets forth certain information with respect to the beneficial ownership of Common Stock as of March 31, 2001 for (i) each of the Company's directors, (ii) each of the named executive officers of the Company, and (iii) all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them unless otherwise indicated. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.


   CLASS OF          NAME AND ADDRESS OF           AMOUNT AND NATURE OF
  SECURITIES          BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)       PERCENT OF CLASS
  ----------          ----------------            -----------------------       ----------------
                   T. Kendall Hunt
                   1901 S. Meyers Road
    Common         Suite 210                           10,081,475(2)                 35.680%
                   Oakbrook Terrace, IL 60181

                   Forrest D. Laidley
    Common         552 Stevenson Drive                    620,883                     2.197%
                   Libertyville, IL 60048

                   Michael P. Cullinane
    Common         2233 Edgebrooke Drive                   18,000                     0.064%
                   Lisle, IL  60532

                   Christian Dumolin
    Common         Ter Bede Business Center               859,143(3)                  3.041%
                   B-8500 Kortrijk, Belgium

                   Mario R. Houthooft
    Common         Koningin Astridlaan 164                649,783                     2.300%
                   B-1780 Wemmel Belgium

                   Michael A. Mulshine
    Common         2517 Route 35, Suite D-201             295,000                     1.044%
                   Manasquan, New Jersey 08736

                   Jan Valcke
    Common         Koningin Astridlaan 164                 42,500                     0.150%
                   B-1780 Wemmel Belgium

                   Dennis D. Wilson
    Common         1108 Captains Lane                         300                     0.001%
                   Wheeling, IL 60090

                   Daniel Mouly
    Common         16 rue de l'Arsenal                    123,239                     0.436%
                   Bordeaux, France 33000

                   All Executive Officers and
    Common         Directors as a Group                12,690,323                    44.913%
                   (9 persons)


(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 2001 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Includes 200,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt's spouse, as to which shares Mr. Hunt disclaims beneficial ownership.

(3) Includes 857,143 shares held by Trust Capital Technology NV/SA, an entity of which Mr. Dumolin is the chief executive officer. Mr. Dumolin disclaims beneficial ownership of all of these shares.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Company's Bylaws, as amended (the "Bylaws"), set the number of directors of the Company at not less than four nor more than twenty, which number may be changed from time to time by the Board of Directors. The Board of Directors increased the number of directors of the Company to seven (7) by a Consent of Directors, effective January 27, 1999. All of the directors of the Company will be elected at the Company's Annual Meeting and will hold office until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

The Board of Directors has nominated the following individuals for election as directors of the Company at the Annual Meeting: Michael P. Cullinane, Christian Dumolin, Mario R. Houthooft, T. Kendall Hunt, Forrest D. Laidley, Chris Lebeer and Michael A. Mulshine. Messrs. Cullinane, Dumolin, Houthooft, Hunt, Laidley and Mulshine are each a current director of the Company.

While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if any of the nominees for election shall be unable to or for good cause will not serve as a director, the persons listed in the enclosed proxy shall vote such proxy, if properly executed and returned and unrevoked, for such other person or persons as shall be recommended by the Board of Directors or the Board of Directors may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast and entitled to vote at the Annual Meeting is required for the election of directors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED HEREIN.

The name of and certain information regarding each nominee for election as a director of the Company at the Annual Meeting appears below.

T. KENDALL "KEN" HUNT -- Mr. Hunt is Chairman of the Board and Executive Vice President. He served as our Chief Executive Officer through June 1999. He has been a director since July 1997. He served since 1990 as Chairman and President of our predecessor, VASCO Corp. Mr. Hunt received a B.B.A. from the University of Miami, Miami, Florida and an M.B.A. from Pepperdine University, Malibu, California. Mr. Hunt is 57 years old.

MICHAEL P. CULLINANE -- Mr. Cullinane has been a director since April 10, 1998. He is the Chairman of our Audit Committee and a member of our Compensation Committee. Mr. Cullinane is currently the Executive Vice President and Chief Financial Officer of Divine, Inc. From 1988 to June 1999 he served as Executive Vice President, Chief Financial Officer and a director of PLATINUM Technology International, Inc. PLATINUM Technology International, Inc. provides software products and consulting services that help Global IT organizations manage and improve their IT infrastructure, which consists of data, systems, and applications. Mr. Cullinane is a director of Divine, Inc., Made 2 Manage Systems, Inc. and Interactive Intelligence, Inc., all of which are public companies. Mr. Cullinane received a B.B.A. from the University of Notre Dame, South Bend, Indiana. Mr. Cullinane is 51 years old.

CHRISTIAN DUMOLIN -- Mr. Dumolin has been a director since April 23, 1999. He is a member of our Audit Committee. Mr. Dumolin is President and CEO of Koceram NV/SA since 1980. Koceram is a producer of building products, developing business through several subsidiaries, including Koramic Building Products NV/SA and TrustCapital NV/SA, both of which are quoted on the Brussels' (Belgium) Stock Exchange. In addition, Koceram is involved in financial activities (development and venture capital) and real estate activities. Mr. Dumolin is also a member of the Council of Regency of the National Bank of Belgium. Mr. Dumolin is 55 years old.

MARIO R. HOUTHOOFT -- Mr. Houthooft serves as our Chief Executive Officer, President and a Director. Mr. Houthooft was elected to our Board of Directors as of April 10, 1998. From 1992 until joining us, he served in various management roles with Lintel Security. Prior to that time, Mr. Houthooft held a number of positions with Cryptech Company, which he founded, from 1985 until 1992. He received a degree in Electrical Engineering from University of Ghent, Ghent, Belgium. Mr. Houthooft is 48 years old.

FORREST D. LAIDLEY -- Mr. Laidley has been a director since July 1997 and was our Secretary from our inception through September 2000. He has been involved with us and our predecessor, VASCO Corp., for certain periods since 1984 in similar capacities and currently serves as Chairman of our Compensation Committee. Mr. Laidley is a partner in the law firm of Tressler, Soderstrom, Maloney & Priess, where he has practiced since 1999. Prior to that he was a partner in the law firm of Laidley & Porter (a predecessor firm) in Libertyville, Illinois since 1985. He serves on the Advisory Council on Main Street Libertyville and is a director of Harris Bank Libertyville, an Illinois chartered banking institution, and is President and sole stockholder of Forrest Properties, Inc., an Illinois real estate development corporation. Mr. Laidley received a B.A. in History from Yale University, New Haven, Connecticut and a J.D. from DePaul University, Chicago, Illinois. Mr. Laidley is 56 years old.

CHRIS LEBEER -- Mr. Lebeer has been Chief Executive Officer of Banksys, a high-technology firm based in Brussels, Belgium that develops and processes end-to end electronic payment systems, since 1999. Between 1990 and 1999, he was with Bekaert Steel Wire Corporation, where he was responsible for the company's world-wide operations and served on the executive committee of its $1 billion Steel Cord Division. Mr. Lebeer serves on the Boards of Directors of Belgium-based Proton World International and Lannoo Publishing. He received Master's Degrees in Chemical Engineering and Applied Economics from the University of Leuven, Leuven, Belgium and a Master's Degree in Engineering and Management from the Massachusetts Institute of Technology, Cambridge, Massachusetts. Mr. Lebeer is 46 years old.

MICHAEL A. MULSHINE -- Mr. Mulshine has been a director since July 1997. He served since 1992 as a director of our predecessor, VASCO Corp. He is a member of our Audit Committee and Compensation Committee. He is, and since 1977 has been, a principal of Osprey Partners, a management consulting firm. Since 1985 he has been a director and Secretary of SEDONA Corporation, a developer and marketer of enterprise scale Internet solutions. Mr. Mulshine received a B.S. in Electrical Engineering from Newark College of Engineering, Newark, New Jersey. Mr. Mulshine is 61 years old.

                       MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met five times during 2000. In addition, the Board of Directors took action by unanimous written consent one time during 2000. Messrs. Cullinane, Dumolin, Hunt, Houthooft, Laidley and Mulshine each attended all of the meetings of the Company's Board of Directors during 2000. Pol Hauspie, who resigned as a director on March 28, 2001, attended two meetings of the Board of Directors during 2000.

A stockholder of the Company may nominate persons for election to the Board of Directors if the stockholder submits such nomination, together with certain related information required by the Company's By-Laws, in writing so as to be received by the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the annual meeting of stockholders at which the nomination is to be made.

The Board of Directors presently has two standing committees * an Audit Committee and a Compensation Committee, each of which is described more fully below.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is composed of three independent directors, as required by Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Exhibit A to this Proxy Statement, and is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. The members of the Audit Committee are Michael P. Cullinane, Michael
A. Mulshine, and Christian Dumolin, all of whom are independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards). Each year, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met three times in 2000 and held discussions with management and KPMG LLP, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of KPMG LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

KPMG LLP also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP that firm's independence. The Audit Committee further considered whether the provision by KPMG LLP of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee ratified the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of KPMG LLP as the company's independent auditors for 2001, subject to stockholder ratification.


Respectfully submitted,

Michael P. Cullinane, Chair
Christian Dumolin, Member
Michael A. Mulshine, Member

                             COMPENSATION COMMITTEE

The Compensation Committee reviews and sets the salaries and incentive compensation for the executive officers, the directors and other key personnel of the Company. The Compensation Committee also administers the Company's stock option plan. In its capacity as administrator of the Company's stock option plan, the Compensation Committee has authority to grant stock options and determine the terms thereof. During 2000, the Compensation Committee met three times. The members of the Compensation Committee for 2000 were: Forrest D. Laidley, Michael P. Cullinane and Michael A. Mulshine.

COMPENSATION OF DIRECTORS

Our directors are reimbursed for expenses incurred in connection with their attendance at periodic Board meetings. Directors received no cash compensation for their services during 2000; however, non-employee directors are eligible to receive stock option grants from time to time. In January 2000 non-employee directors Messrs. Cullinane, Dumolin, Hauspie, Laidley and Mulshine each received options to purchase 8,000 shares of Common Stock at an exercise price of $8.875 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For 2000, our Compensation Committee was comprised of Messrs. Laidley, Cullinane and Mulshine. Forrest D. Laidley serves as a Director and our Secretary. Mr. Laidley was a partner in the law firm of Laidley & Porter which has performed various legal services for us since our inception. Mr. Laidley and his former partners have made equity investments in us from time to time through various private placements and are currently stockholders and warrant holders. Mr. Laidley's law firm, Tressler, Soderstrom, Maloney & Priess, is currently performing legal services for us. Mr. Laidley's services currently are and have been on a noncompensation basis, although his firm is compensated for services rendered to us by attorneys other than Mr. Laidley. Mr. Laidley's firm was paid approximately $250.00 as reimbursement for a disbursement on our behalf during the year ended December 31, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and The Nasdaq Stock Market, Inc. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports under Section 16(a) were required, the Company believes that for the year period ended December 31, 2000, all of its directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during the three years ended December 31, 1998, 1999 and 2000 for our Chief Executive Officer and President and Executive Vice Presidents, who are the only executive officers of the Company and its subsidiaries whose salary and bonus for such year exceeded $100,000 (collectively, "Named Executive Officers").


SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                      Annual Compensation       Compensation Awards      All Other
       Name and                       -------------------      Securities Underlying   Compensation
    Principal Position           Year    Salary ($)  Bonus ($)   Options/SARs (#)           ($)
    ------------------           ----    ----------  --------- ---------------------   ------------
T. Kendall Hunt                  2000     165,000       -0-            30,000               -0-
 Executive Vice President        1999     165,000       -0-            30,000               -0-
 and Chairman of the Board       1998     155,000       -0-             -0-                 -0-

Mario R. Houthooft(1)            2000     167,480       -0-             -0-                 -0-
 Chief Executive Officer,        1999     165,000       -0-           430,000               -0-
 President and Director

Jan Valcke(2)                    2000     113,640      34,250           -0-                 -0-
 Executive Vice President        1999     142,800       -0-           115,000               -0-
 of Sales and Marketing

Dennis D. Wilson(3)              2000      94,170      15,000         100,000               -0-
 Executive Vice President,
 Chief Financial Officer and
 Secretary

Daniel Mouly(4)                  2000      99,570       -0-             -0-                 -0-
 Executive Vice President        1999      64,640       -0-            40,000               -0-
 and Chief Technology
 Officer

(1) Mr. Houthooft was appointed as our President and Chief Executive Officer on June 16, 1999.

(2)  Mr. Valcke became an executive officer of the Company on December 28, 1999.

(3)  Mr. Wilson was not an employee of the Company during 1998 or 1999.

(4)  Mr. Mouly was not an employee of the Company during 1998.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth all options granted to the Named Executive Officers during 2000.

                                                                             Potential Realizable
                                     Percent of                                Value at Assumed
                        Number of       Total                                    Annual Rates
                        Securities     Options                                     Of Stock
                        Underlying   Granted to     Exercise                  Price Appreciation
                         Options    Employees in     Price     Expiration     For Option Term(3)
       Name              Granted     Fiscal Year     ($/Sh)       Date        5% ($)      10% ($)
       ----             ----------  ------------    --------   ----------    -------     --------
T. Kendall Hunt(1)        30,000         2.0%         8.99       1/11/10     167,538       424,573

Dennis D. Wilson(2)      100,000         8.0%        11.75       3/20/10     738,951     1,872,647


(1) Options vest in four equal installments beginning on the anniversary date of grant.

(2) Options vest on the earlier of March 18, 2004 or in 25,000 share increments based on the stock price achieving the following levels:
    - 25,000 shares when the stock price is above $30.00 per share for 30 consecutive trading days;
    - 25,000 shares when the stock price is above $40.00 per share for 30 consecutive trading days;
    - 25,000 shares when the stock price is above $50.00 per share for 30 consecutive trading days; and
    - 25,000 shares when the stock price is above $60.00 per share for 30 consecutive trading days.

(3) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment. Therefore, the actual values realized may be greater or less than the potential realizable values set forth in the table.

YEAR-END OPTION VALUES

The following table sets forth the aggregate value as of December 31, 2000 of unexercised stock options held by the Named Executive Officers. The Named Executive Officers did not exercise any stock options during 2000 and the relevant columns have, therefore, been omitted.

                                  Number of Securities          Value (1) of Unexercised
                                 Underlying Unexercised           In-the-Money Options
                               Options at Fiscal Year-End        At Fiscal Year End ($)
                              ----------------------------    ----------------------------
           Name               Exercisable    Unexercisable    Exercisable    Unexercisable
           ----               -----------    -------------    -----------    -------------
    T. Kendall Hunt              99,750          85,250         142,406          (8,031)

    Mario R. Houthooft          263,000         342,000         599,375         763,125

    Jan Valcke                   41,000          92,750          77,156         206,750

    Dennis D. Wilson              -0-           100,000           -0-          (637,500)

    Daniel Mouly                 10,000          30,000          23,750          71,250

(1) Market value of underlying securities is based on the closing price of the Common Stock as reported on the Nasdaq National Market on December 29, 2000 ($5.375) minus the exercise price.

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

The Board of Directors of the Company established a Compensation Committee in March of 1998. For 2000, the Compensation Committee consisted of Messrs. Laidley, Cullinane and Mulshine, none of whom is employed by the Company, and none of whom has any "interlocking" relationships as defined for proxy statement disclosure purposes. For 2001, the members of the Compensation Committee will be Messrs. Cullinane, Laidley and Lebeer.

The Compensation Committee is responsible for determining the compensation for the Company's officers and employees, subject to the right of the Committee to delegate to the Company's Chief Executive Officer the fixing of salaries below certain levels designated by the Committee. The Compensation Committee also administers the Company's Amended and Restated 1997 Stock Option Plan ("Amended and Restated Option Plan") and the Executive Incentive Compensation Plan ("Incentive Plan"), including the designation of which officers, key employees and directors shall receive options under the Option Plan and the amount, terms, pricing, and vesting provisions of options granted pursuant to the Option Plan.

EXECUTIVE COMPENSATION PHILOSOPHY

The Company operates in the competitive technology industry and views its ability to attract and retain highly qualified and dedicated executives and key employees as a critical component of its future success. The Company strives to maintain an entrepreneurial atmosphere and to maintain a low cost operating structure. Consequently, the Company employs a combination of salary, bonuses and stock options to reward and provide incentive its executives and key employees.

2000 CHIEF EXECUTIVE OFFICER COMPENSATION

The Compensation Committee believes that the Company compensated Mr. Houthooft, the Chief Executive Officer of the Company, below the market value for his services in 2000. Mr. Houthooft's cash compensation was set at this level to provide an example for the balance of the Company's management team. Given this and the relative performance of the Company during 2000, the Compensation Committee of the Company believes that Mr. Houthooft's compensation is appropriate.

2000 COMPENSATION OF OTHER EXECUTIVE OFFICERS

Although the Company strove to maintain a low cost operating structure, its Compensation Committee aimed to set other executives' and key employees' salaries at a competitive level. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent.

At the Company's 1999 Annual Meeting of Stockholders, the stockholders approved the Amended and Restated Option Plan. The Amended and Restated Option Plan was designed to serve as a performance incentive to encourage the Company's executives, key employees and others to acquire or increase a proprietary interest in the success of the Company. The Compensation Committee believes that, over a period of time, the Company's share performance will, to a great extent, reflect executive and key employee performance.

The Amended and Restated Option Plan provides that options may be granted at the discretion of the Compensation Committee, in such amounts and subject to such conditions as the Compensation Committee may determine in accordance with the terms thereof. Options granted to employees are priced at market, are generally fully vested after five years and expire at the end of ten years.

The Incentive Compensation Plan covers the Company's eligible executives and key employees (each a "participant"), with such eligibility determined at the end of each year at the sole discretion of the Compensation Committee. Awards are based on prior year operating results, such results being subject to audit by the Company's independent accountants, and are distributed following the completion of such audit.

The Incentive Plan allows for the creation of a cash pool ("Pool") in the amount of 10% of the Company's annual pre-tax earnings. Fifty percent (50%) of the Pool is awarded to the participants based on each participant's earned salary as a percentage of all participants' salaries. The remaining fifty percent (50%) is awarded at the sole discretion of the Compensation Committee. Based on this formula, no awards were made under the Incentive Plan during 2000.

Awards, in whole or in part, may be offered in the form of shares of the Common Stock or cash at the sole discretion of the Compensation Committee and the Compensation Committee also may elect to delegate the choice of cash or stock to the individual participants. To the extent that shares of stock are awarded in lieu of cash, the number of shares is based on the market value of the Common Stock on the date the award is determined, and are taxable to the participant in the year the award is granted. Such shares are restricted and cannot be sold or transferred except pursuant to registration under the Securities Act or an exemption from such registration.


Respectfully submitted,


Forrest D. Laidley, Chairman
Michael P. Cullinane
Michael A. Mulshine

                             STOCK PERFORMANCE GRAPH

The Common Stock commenced trading on the NASD Electronic Bulletin Board on March 28, 1998. On April 7, 2000, the Common Stock commenced trading on the Nasdaq National Market. The Stock Performance Graph below compares the cumulative total return through December 31, 2000, assuming reinvestment of dividends, by an investor who invested $100.00 on March 28, 1998 in each of (i) the Common Stock, (ii) the Russell 2000 index, (iii) the Standard Industrial Code (SIC) Index 3577 - Computer Peripheral Equipment, NEC and (iv) a comparable industry (the "Peer Group") index selected by the Company as described below. The stock price performance shown on the graph below is not necessarily indicative of future price performance.



              12/31/98       12/31/99       12/31/00
              --------       --------       --------

VASCO          59.40          159.38         107.50
SIC            67.36          358.96         276.24
Peer Group     68.68          208.23         150.51
Russell 2000   88.31          105.62         101.06




The Peer Group reflected above is made up of the following companies: ActivCard S.A., Netegrity Inc., RSA Security Inc. and Secure Computing. In the Company's proxy statement for the 2000 Annual Meeting of Stockholders, the performance of the Common Stock was compared against a Peer Group comprised of Axent Technologies, Inc., Netegrity Inc., RSA Security Inc. and Secure Computing. Axent Technologies, Inc. is no longer publicly traded because it was acquired by Symantec Corporation in a merger in December, 2000. The Company believes that Symantec Corporation's business is not comparable to the Company's business for a number of reasons. Therefore, ActivCard S.A. has replaced Axent Technologies, Inc. in the Peer Group.

                                   PROPOSAL II
                      RATIFICATION OF INDEPENDENT AUDITORS

RECOMMENDATION OF INDEPENDENT AUDITOR

The Board of Directors has selected KPMG LLP as the independent auditors of the Company's books and records for the fiscal year ending December 31, 2000 and has determined that it would be desirable to ask the stockholders to ratify this appointment at the Annual Meeting.

KPMG LLP served as independent auditors of the Company's books and records for the fiscal year ended December 31, 2000 and has acted as auditors for the Company (and its predecessor, VASCO Corp.) since the 1994 fiscal year. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

KPMG LLP billed the Company an aggregate $125,166 in fees for professional services rendered in connection with the preparation of the Company's 2000 annual financial statements and the review of financial statements included in the Company's Forms 10-Q for the same year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

KPMG LLP did not provide professional services to the Company in connection with financial information systems design and implementation during the 2000 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S BOOKS AND RECORDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

The affirmative vote of the majority of the votes cast and entitled to vote at the Annual Meeting is required for ratification of the appointment of KPMG LLP as described herein. No determination has been made as to what action the Board of Directors would take if the appointment is not ratified.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in the Company's proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement and proxy relating to the Company's 2002 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive offices not later than January 31, 2002 and must otherwise comply with the requirements of Rule 14a-8.

                               PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their expenses in doing so. The full cost of the preparation and mailing of the Proxy Statement and accompanying materials and the related proxy solicitations will be borne by the Company.

                                  OTHER MATTERS

Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting. However, if other matters are properly presented for a vote at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.


                                        By Order of the Board of Directors,

                                        /s/ Dennis D. Wilson

                                        Dennis D. Wilson
                                        Secretary


Oakbrook Terrace, Illinois
April 30, 2001

                                                                       EXHIBIT A

                         VASCO DATA INTERNATIONAL, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I. PURPOSE

The primary function of the Audit Committee (Committee) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and 3) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
- Review and appraise the audits of the Corporation's independent accountants.

- Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent Director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or by an outside consultant.

The members of by the Committee shall be elected by the Board at the Annual Organizational Meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial reports consistent with IV.4. below).

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Obtain the full Board of Directors' approval of this Charter and review and update this Charter periodically, as conditions dictate, and at least annually.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing personnel and management's response.

4. Review with financial management and the independent accountants the Quarterly Report on Form 10-Q prior to its filing or prior to the public release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Report the results of the Annual Audit to the Board of Directors. If requested by the Board, invite the independent accountants to attend the full Board of Directors meeting to assist in reporting the results of the Annual Audit or to answer other Directors' questions.

6. Maintain and approve minutes of all Committee meetings. The Chairman shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

Independent Accountants

7. The Audit Committee shall consider the independence and effectiveness of the outside auditors and shall recommend to the Board of Directors the selection and contributions of the independent accountants and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, obtain from the independent accountants a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees. In addition, review with the independent accountants the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the accountants.

8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness, accuracy, and expertise of the Corporation's financial statements.

Financial Reporting Processes

10. Inquire of management, the internal auditor and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize any such risks to the Corporation.

11. Meet with the independent accountants and management of the Corporation to review and approve the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized.

12. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

13. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting requirements.

14. Review, at the conclusion of the annual audit and quarterly reviews, the independent accountants' summary of significant accounting, auditing and internal control issues identified, along with recommendations and management's corrective action plans.

15. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices, if and as suggested by the independent accountants, or management.

Process Improvement

16. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required or requested information.

18. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

19. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted, as decided by the Committee, at an appropriate time subsequent to implementation of suggested changes or improvements.)

Ethical and Legal Compliance

20. Establish, review and update periodically codes of ethical conduct and ensure that Management has established a system to enforce these ethical codes.

21. Review management's monitoring of the Corporation's compliance with the Corporation's ethical codes, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

22. Review the activities, organizational structure and qualifications of any internal audit personnel deemed appropriate by the Committee and the Corporation's management.

23. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

24. Review, with the Corporation's counsel, any legal matter, especially any such matters that could have a significant impact on the Corporation's financial statements.

25. Investigate any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, and in the Committee's sole judgment that is appropriate.

26. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                     VASCO DATA SECURITY INTERNATIONAL, INC.
                  ANNUAL MEETING OF STOCKHOLDERS--JUNE 12, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints T. Kendall Hunt and Mario Houthooft, and each of them individually, with full power of substitution, proxy to vote all the shares of common stock of VASCO Data Security International, Inc., a Delaware corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 12, 2001 and at any adjournment thereof, as designated for the items set forth on the reverse side hereof and in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2001.

         IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN OR, IF NOT SPECIFIED, WILL BE VOTED FOR THE PROPOSAL IN ITEM 2 WHICH IS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN ITEM 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. AT THIS TIME, MANAGEMENT KNOWS OF NO SUCH OTHER BUSINESS.

         The Board of Directors recommends a vote FOR the election of the Directors set forth below and FOR the proposal in Item 2.

1.  Election of Directors

         __   FOR all nominees listed below
         __   WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: T. Kendall Hunt, Michael P. Cullinane, Christian Dumolin, Mario R. Houthooft, Forrest D. Laidley, Chris Lebeer and Michael A. Mulshine.

Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below:

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of KMPG LLP as independent accountants of the Company for the fiscal year ended December 31, 2001.

         __ FOR            __ AGAINST                __ ABSTAIN


                                                Dated:              , 2001
                                                      --------------
                                                --------------------------------

                                                         Signature

                                                --------------------------------
                                                Signature (if held jointly)


                                                IMPORTANT: Please date and sign
                                                exactly as the name appears
                                                herein and return this proxy
                                                in the enclosed envelope.
                                                Persons signing as executors,
                                                administrators, trustees, etc.
                                                should so indicate. If shares
                                                are held jointly, each joint
                                                owner should sign. In the case
                                                of a corporation or partnership,
                                                the full name of the
                                                organization should be used and
                                                the signature should be that of
                                                a duly authorized officer or
                                                partner.

      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.